Exhibit 99.1

FEDERAL REALTY INVESTMENT TRUST

Supplemental Information
December 31, 2003

TABLE OF CONTENTS

1.	Fourth Quarter and Year-end 2003 Earnings Press Release	3
2.	Financial Highlights
	Summarized Operating Results	8
	Summarized Balance Sheet	9
	Funds From Operations / Summary Capital Expenditures	10
	Market Data / Capital Availability / Operational Statistics	12
3.	Summary of Debt
	Summary of Outstanding Debt	13
	Summary of Debt Maturities	14
4.	Summary of Current and Future Redevelopment Opportunities	15
5.	2003 Acquisitions and Dispositions	16
6.	Real Estate Status Report	17
7.	Shopping Center / Street Retail Summary	19
8.	Leasing Summary
	Retail Leasing Summary – Comparable	20
	Retail Leasing Summary – Non-comparable	21
9.	Lease Expirations	22
10.	Portfolio Leasing Statistics	23
11.	Summary of Top 25 Tenants	24
12.	Reconciliation of Non-GAAP Disclosures	25
13.	Glossary of Terms	26

1626 East Jefferson Street
Rockville, Maryland 20852-4041
301/998-8100

Certain matters discussed within this Supplemental Information may be deemed to be forward looking statements within the meaning of the federal securities laws. Although we believe the expectations reflected in the forward looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained. The factors that may impact these expectations include:

♦	risks that growth will be limited if additional capital cannot be obtained;

♦	risks of financing, such as our ability to consummate additional financings or obtain replacement financing on terms which are acceptable to us, our ability to meet existing financial covenants and the possibility of increases in interest rates that would result in increased interest expense;

♦	risks normally associated with the real estate industry, including risks that tenants will not pay rent or that we may be unable to renew leases or relet space at favorable rents as leases expire, that new acquisitions or development, construction and renovation projects, including Santana Row, may fail to perform as expected, that competition for acquisitions could result in increased prices, that there may be environmental risks at our properties, and, because real estate is illiquid, that we may not be able to sell properties when appropriate;

♦	risks related to our status as a REIT for federal income tax purposes, such as the existence of complex regulations relating to our status as a REIT, the effect of future changes in REIT requirements as a result of new legislation and the adverse consequences of the failure to qualify as a REIT; and

♦	those risks detailed from time to time in our SEC reports, including our current report on Form 8-K filed with the SEC on March 25, 2003, our annual report on Form 10-K filed with the SEC on March 26, 2003 and our quarterly reports on Form 10-Q.

♦	Federal Realty assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

FOR IMMEDIATE RELEASE

Investor Inquiries	Media Inquiries
Andrew Blocher	Kristine Warner
Vice President, Capital Markets & Investor Relations	Director, Corporate Communications
301/998-8166	301/998-8212
ablocher@federalrealty.com	kwarner@federalrealty.com

FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
FOURTH QUARTER AND YEAR-END 2003 OPERATING RESULTS

ROCKVILLE, Md. (February 17, 2004) — Federal Realty Investment Trust (NYSE:FRT) today reported operating results for its fourth quarter and year ended December 31, 2003.

•	Funds from Operations (FFO) was $0.82 per diluted share for the fourth quarter and net income per diluted share was $0.66.

•	FFO was $2.70 per diluted share for the year and net income per diluted share was $1.59.

•	When compared to 2002, same-center property operating income, including redevelopments and expansions, increased 1.8% for the fourth quarter and 2.7% for the year.

•	Cash rent increases on lease rollovers were 14.3% for the fourth quarter and 15.3% for the year on approximately 250,000 and 1.3 million square feet of comparable retail space, respectively.

•	During 2003, the Trust acquired four shopping center assets (committing a total of $125 million of capital) and completed seven dispositions generating net proceeds of $44 million.

•	At Santana Row, 97% of the residential units and 89% of the retail square footage were leased.

•	FFO per diluted share guidance for 2004 remains unchanged at a range of $2.78 to $2.82.

Financial Results
Federal Realty reported FFO of $41.4 million for the fourth quarter of 2003, or $0.82 per diluted share. This compares to FFO of $14.0 million for the fourth quarter of 2002, or $0.32 per diluted share. Net income available for common shareholders was $32.5 million, or $0.66 per diluted share for the quarter ended December 31, 2003. For the fourth quarter of 2002, the Trust reported a net loss of $2.1 million, or a loss of $0.05 per diluted share. For the year ended December 31, 2003, Federal Realty reported FFO of $131.3 million, or $2.70 per diluted share, and net income of $76.0 million, or $1.59 per diluted share. This compares to FFO of $90.5 million, or $2.11 per diluted share, and net income of $35.9 million, or $0.85 per diluted share for the year ended December 31, 2002.

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FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
FOURTH QUARTER AND YEAR-END 2003 OPERATING RESULTS
February 17, 2004

“Our Company accomplished much of what it set out to do in 2003, and the groundwork is laid for a very successful 2004,” commented Donald Wood, Federal Realty’s President and Chief Executive Officer. “Our core redevelopment plan is thriving with grocers expanding and new anchor tenants doing business in many of our shopping centers. Our record leasing activity in 2003, encompassing over 1.6 million square feet of space, ensures our growth in 2004 and beyond.”

Portfolio Results
 On a same-center basis, including redevelopment and expansion properties, property operating income increased 1.8% over fourth quarter 2002. When redevelopment and expansion properties are excluded from the same-center results, property operating income increased slightly over fourth quarter 2002. For the year ended December 31, 2003, same-center property operating income increased 2.7% when redevelopments and expansions are included, and 2.4% when redevelopment and expansion properties are excluded.

As of December 31, 2003, Federal Realty’s same-center portfolio was 94.3% leased compared to 95.2% on September 30, 2003, and 95.4% on December 31, 2002. Overall, the Trust’s portfolio was 93.1% leased as of December 31, 2003, compared to 93.9% on September 30, 2003, and 94.7% on December 31, 2002.

“Much of the Trust’s increased vacancy that depressed our same-center results represents space that will be the source of future growth. In fact, as of December 31, 2003, 300,000 square feet of vacant space was under lease, but was not yet occupied or rent paying and therefore not contributing to our same-center results,” commented Larry Finger, Federal Realty’s Senior Vice President and Chief Financial Officer. “With our focus on redevelopment, we expect to have periods where portfolio vacancy is temporarily above normal. This is simply the short-term cost of capitalizing on growth opportunities.”

During the fourth quarter, the Trust signed 79 leases for approximately 271,000 square feet of retail space. On a comparable space basis (i.e. spaces for which there was a former tenant), the Trust leased 249,000 square feet at an average cash-basis contractual rent increase per square foot (i.e. excluding the impact of straight-line rents) of 14.3%. The weighted-average contractual rent on this comparable space for the first year of the new lease was $25.43 per square foot compared to the weighted-average contractual rent of $22.24 per square foot for the last year of the prior lease. The previous weighted-average contractual rent is calculated by including both the minimum rent and the percentage rent actually paid during the last year of

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FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
FOURTH QUARTER AND YEAR-END 2003 OPERATING RESULTS
February 17, 2004

the lease term for the re-leased space. For 2003, Federal Realty leased a record 1.6 million square feet of retail space, of which nearly 1.3 million square feet was comparable retail space, which was leased at an average contractual rent increase of 15.3%. On a GAAP basis (i.e. including the impact of straight-line rents), rent increases per square foot for comparable retail space were 27.4% for the fourth quarter and 26.9% for all of 2003. As of December 31, 2003, Federal Realty’s weighted-average contractual rent for retail space in its portfolio was $17.89 per square foot.

Santana Row
 At Santana Row, Federal Realty’s mixed-use community in San Jose, Calif., 89% of the retail space was leased as of January 15, 2004, with 92 tenants open and operating. Best Buy, The Container Store and Club One, a 30,000 square foot full service health club, have opened for business since the end of the third quarter. With respect to the residential component of Santana Row, 97% of the 255 existing residential units were leased as of February 2, 2004. Construction of the 96 townhomes and 160 flats on Building 7 that comprise Santana Row Phase IV, began in November 2003, with the first units expected to be delivered in early 2005.

Guidance
 Federal Realty is today reconfirming previous guidance for 2004 FFO per diluted share of a range of $2.78 to $2.82, or $1.15 to $1.19 of net income per diluted share.

Summary of Other Quarterly Activities and Recent Developments

•	January 21, 2004 — Federal Realty priced a $75 million offering of seven-year senior unsecured notes. The 4.50% notes are due February 15, 2011, and were offered at 99.698% of par. Proceeds from the offering were primarily used to repay existing corporate debt.

•	January 13, 2004 — Federal Realty increased its previously issued FFO per diluted share guidance to $2.69 in 2003, and to a range of $2.78 to $2.82 in 2004. The increase in FFO guidance resulted from the final settlement of the Santana Row fire insurance claim, and is net of the $0.07 per diluted share impact related to the redemption of preferred shares in the second quarter of 2003 pursuant to EITF Issue D-42. The final $27 million insurance payment, stemming from the August 2002 fire at Santana Row, brought total payments received as a result of the Trust’s claims to $129 million. With respect to this final

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FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
FOURTH QUARTER AND YEAR-END 2003 OPERATING RESULTS
February 17, 2004

payment of insurance proceeds, Federal Realty realized lost income and operating expense recovery of approximately $8 million in 2003 and will recognize approximately $3 million of lost income in 2004. The remainder of the final payment of insurance proceeds, as well as the $102 million of proceeds previously received, reduced Santana Row’s cost basis.

•	January 5, 2004 — Federal Realty announced the sale of four Street Retail properties, totaling 62,000 square feet, in West Hartford, Conn. — 967 and 970 Farmington Avenue, 27-43 LaSalle Road, and 1253 New Britain Avenue — for $15.7 million, generating a book gain of approximately $7.9 million. The sales price reflects a 7.6% capitalization rate based on Federal Realty’s estimates of forward 12-month property operating income and an 18.2% unleveraged internal rate of return over Federal Realty’s holding period.

•	December 2, 2003 — Federal Realty announced that its Board of Trustees had declared a regular quarterly cash dividend of $0.49 per share on its common shares, resulting in an indicated annual rate of $1.96 per share.

•	November 12, 2003 — Federal Realty announced milestones of progress for Santana Row. Just one year after opening for business, Santana Row had established itself as the premier retail, restaurant, and entertainment destination in the Bay Area. Included among Santana Row’s milestones of progress were: Best Buy and The Container Store opened in November 2003 with heavy traffic and strong sales, existing retailers have expanded and brought new concepts, Century Theatres initiated construction of a new CinéArts Theatre scheduled to open in 2004, and construction commenced on 256 additional residential units and related amenities.

Conference Call Information
 Federal Realty’s management team will present an in-depth discussion of the Trust’s operating performance on its fourth quarter and year-end earnings conference call, which is scheduled for Tuesday, February 17, 2004, at noon EST. To participate, please call (888) 566-5771 five to ten minutes prior to the call’s start time and use the Passcode EARNINGS (required). The conference leader is Andrew Blocher. Federal Realty will also provide an online Web Simulcast on the company’s Web site, www.federalrealty.com, which will remain available for 14 days following the call. A telephone recording of the call will also be available for 14 days by dialing (888) 562-6135.

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FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
FOURTH QUARTER AND YEAR-END 2003 OPERATING RESULTS
February 17, 2004

Federal Realty Investment Trust is an equity real estate investment trust specializing in the ownership, management, development, and redevelopment of shopping centers and Street Retail properties. Federal Realty’s portfolio contains approximately 16.2 million square feet located primarily in strategic metropolitan markets in the Northeast, Mid-Atlantic, and Western United States. The operating portfolio was approximately 93% leased to over 2,000 national, regional, and local retailers as of December 31, 2003, with no single tenant accounting for more than 2.3% of rental revenue. Federal Realty has paid quarterly dividends to its shareholders continuously since its founding in 1962, and has increased its dividend rate for 36 consecutive years, the longest consecutive record in the REIT industry.

Shares of Federal Realty are traded on the NYSE under the symbol FRT. Additional information about Federal Realty can be found on the Internet at www.federalrealty.com.

Safe Harbor Language
Certain matters discussed within this press release may be deemed to be forward-looking statements within the meaning of the federal securities laws. Although Federal Realty believes the expectations reflected in the forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. The factors that may impact these expectations include:

•	risks of financing, such as our ability to consummate additional financings or obtain replacement financing on terms which are acceptable to us, our ability to meet existing financial covenants and the possibility of increases in interest rates that would result in increased interest expense;

•	risks that our growth will be limited if we cannot obtain additional capital;

•	risks normally associated with the real estate industry, including risks that our tenants will not pay rent or that we may be unable to renew leases or relet space at favorable rents as leases expire, that new acquisitions or our development, construction and renovation projects, including our Santana Row project, may fail to perform as expected, that competition for acquisitions could result in increased prices, that we may have environmental risks at our properties, and, because real estate is illiquid, that we may not be able to sell properties when appropriate;

•	risks related to our status as a REIT for federal income tax purposes, such as the existence of complex regulations relating to our status as a REIT, the effect of future changes in REIT requirements as a result of new legislation and the adverse consequences of the failure to qualify as a REIT; and

•	those additional risks detailed from time to time in our SEC reports, including our current report on Form 8-K filed with the SEC on March 25, 2003, our annual report on Form 10-K filed with the SEC on March 26, 2003, and our quarterly reports on
Form 10-Q.

Federal Realty assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Federal Realty Investment Trust
Summarized Operating Results
December 31, 2003

Financial Highlights
(in thousands, except per share data)

	Three months ended
	December 31,		Year ended December 31,

	2003	2002	2003	2002

OPERATING RESULTS
Revenue
Rental income	$94,898	$83,067	$334,697	$295,016
Other property income	4,622	4,200	17,800	15,468
Interest and other income	1,574	1,392	5,379	5,156

	101,094	88,659	357,876	315,640
Expenses
Rental	23,811	24,225	83,447	72,990
Real estate taxes	9,145	7,983	34,596	30,687

Total property operating expenses	32,956	32,208	118,043	103,677

Property operating income	68,138	56,451	239,833	211,963

Interest	20,682	19,742	75,232	65,058
Administrative	2,178	3,581	11,820	13,790
Restructuring expenses	—	13,780	—	22,269
Depreciation and amortization	21,022	16,197	75,089	63,777

Total other expenses	43,882	53,300	162,141	164,894

Operating income before minority interests and discontinued operations	24,256	3,151	77,692	47,069
Minority Interests	(1,413)	(755)	(4,670)	(4,112)

Income from continuing operations	22,843	2,396	73,022	42,957

Operating income from discontinued operations	227	383	1,422	2,876
Gain on sale of real estate	12,330	—	20,053	9,454

Income from discontinued operations	12,557	383	21,475	12,330

Net income	35,400	2,779	94,497	55,287
Dividends on preferred stock	(2,869)	(4,857)	(15,084)	(19,425)
Preferred stock redemption - excess of redemption cost over carrying value	—	—	(3,423)	—

Net income available for common shareholders	$32,531	$(2,078)	$75,990	$35,862

FUNDS FROM OPERATIONS
Net income available for common shareholders	$32,531	$(2,078)	$75,990	$35,862
Gain on sale of real estate	(12,330)	—	(20,053)	(9,454)
Depreciation and amortization of real estate assets	19,067	14,933	68,202	58,605
Amortization of initial direct costs of leases	1,628	1,204	5,801	4,750
Income attributable to operating partnership units	501	(37)	1,317	740

Funds from operations	$41,397	$14,022	$131,257	$90,503

Weighted average number of common shares, diluted	50,447	44,251	48,619	42,882

Funds from operations per share, diluted	$0.82	$0.32	$2.70	$2.11

EARNINGS PER COMMON SHARE, BASIC
Income from continuing operations	$0.41	$(0.06)	$1.15	$0.57
Discontinued operations	0.25	0.01	0.45	0.29

	$0.66	$(0.05)	$1.60	$0.86

Weighted average number of common shares, basic	49,066	43,014	47,379	41,624

EARNINGS PER COMMON SHARE, DILUTED
Income from continuing operations	$0.41	$(0.06)	$1.15	$0.57
Discontinued operations	0.25	0.01	0.44	0.28

	$0.66	$(0.05)	$1.59	$0.85

Weighted average number of common shares, diluted	50,477	44,251	48,619	42,882

Federal Realty Investment Trust
Balance Sheet
December 31, 2003

Financial Highlights
(in thousands)

CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2003	2002

ASSETS
Real estate, at cost
Operating	$2,342,315	$1,966,338
Development	127,834	340,488

	2,470,149	2,306,826
Less accumulated depreciation and amortization	(514,177)	(450,697)

Net real estate investments	1,955,972	1,856,129

Cash and cash equivalents	34,968	23,123
Mortgage notes receivable	48,950	35,577
Accounts and notes receivable	23,757	18,722
Other assets	79,788	65,827

TOTAL ASSETS	$2,143,435	$1,999,378

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Obligations under capital leases, mortgages and construction loans	$414,357	$383,812
Notes payable	361,323	207,711
Senior notes and debentures	535,000	535,000
5 1/4% Convertible subordinated debentures	—	75,000
Other liabilities	111,799	124,202

Total liabilities	1,422,479	1,325,725
Minority interests	29,582	29,366
Commitments and contingencies
Shareholders’ equity
Preferred stock	135,000	235,000
Common shares and other shareholders’ equity	556,374	409,287

Total shareholders’ equity	691,374	644,287

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,143,435	$1,999,378

Federal Realty Investment Trust
Funds From Operations /Summary Capital Expenditures
December 31, 2003

	Year Ended

	12/31/2003	12/31/2002

	(in thousands, except per share data)
Funds From Operations (FFO) (1)
Net income (loss) available for common shareholders	$75,990	$35,862
Gain on sale of real estate	(20,053)	(9,454)
Depreciation and amortization of real estate assets	68,202	58,605
Amortization of initial direct costs of leases	5,801	4,750
Income attributable to operating partnership units	1,317	740

FFO (3)	$131,257	$90,503

Weighted average shares outstanding, diluted	48,619	42,882
FFO per share, diluted (3)	$2.70	$2.11

Summary of Capital Expenditures
Non-maintenance capital expenditures
Development, net of insurance proceeds	$88,465	$210,305
Acquisition - related (2)	2,438	349
Capital expenditures related to new square footage	626	111
Redevelopment and expansions	45,568	28,107
Tenant Improvements	15,411	8,367

Total non-maintenance capital expenditures	152,508	247,239
Maintenance capital expenditures	$5,294	$5,200

Total capital expenditures	$157,802	$252,439

Dividends and Payout Ratios
Common dividends declared	$93,889	$82,273
Dividend payout ratio as a percentage of FFO	72%	91%

Note:

(1)	See Glossary of Terms.

(2)	Capital expenditures related to properties acquired in the last two years for which non-maintenance expenditures were planned at the time of the acquisition underwriting.

(3)	For 2003, includes a $3.4 million charge for preferred stock redemption and approximately $8 million of income from Santana Row fire insurance proceeds for a net impact of $0.10 per share. For 2002, includes a charge of $22.3 million or $0.52 per share of restructuring expenses related to the change in business plan and management succession.

Federal Realty Investment Trust
Funds From Operations / Summary Capital Expenditures
December 31, 2003

	Three Months Ended

	12/31/2003	12/31/2002

	(in thousands, except per share data)
Funds From Operations (FFO) (1)
Net income (loss) available for common shareholders	$32,531	$(2,078)
Gain on sale of real estate	(12,330)	0
Depreciation and amortization of real estate assets	19,067	14,933
Amortization of initial direct costs of leases	1,628	1,204
Income attributable to operating partnership units	501	(37)

FFO (3)	$41,397	$14,022

Weighted average shares outstanding, diluted	50,447	44,251
FFO per share, diluted (3)	$0.82	$0.32

Summary of Capital Expenditures
Non-maintenance capital expenditures
Development, net of insurance proceeds	$6,010	$40,400
Acquisition - related (2)	2,312	12
Capital expenditures related to new square footage	330	1
Redevelopment and expansions	12,810	9,765
Tenant Improvements	4,554	2,080

Total non-maintenance capital expenditures	26,016	52,258
Maintenance capital expenditures	1,969	5,200

Total capital expenditures	$27,985	$57,458

Dividends and Payout Ratios
Common dividends declared	$24,109	$21,115
Dividend payout ratio as a percentage of FFO	58%	151%

Note:

(1)	See Glossary of Terms.

(2)	Capital expenditures related to properties acquired in the last two years for which non-maintenance expenditures were planned at the time of the acquisition underwriting.

(3)	For Quarter 4 2003, includes approximately $8 million or $0.16 per share of income from Santana Row fire insurance proceeds. For Quarter 4 2002, includes a charge of $13.8 million or $0.31 per share of restructuring expenses related to the change in business plan and management succession.

Federal Realty Investment Trust
Market Data / Capital Availability / Operational Statistics
December 31, 2003

	As of
	December 31, 2003	December 31, 2002

	(in thousands, except per share data)
Market data
Common shares outstanding	50,671	43,535
Market price per common share	$38.39	$28.12
Series A preferred shares outstanding (1)	—	4,000
Market price per Series A preferred share	—	$24.90
Series B preferred shares outstanding	5,400	5,400
Market price per Series B preferred share	$27.50	$25.75

Equity market capitalization	$2,093,760	$1,462,854
Total debt (2)	1,310,680	1,201,523

Total market capitalization	$3,404,440	$2,664,377

Total debt to market capitalization	38%	45%

Capital availability:
Cash on hand	$34,968	$23,123
Available capacity under line of credit	200,250	229,000
Available for issuance under shelf registration statement	400,000	500,000

	$635,218	$752,123

	Year ended		Year ended
	December 31, 2003		December 31, 2002

Operational statistics
Ratio of earnings to fixed charges (3)	1.67	x	1.25	x (4)
Ratio of earnings to combined fixed charges and preferred share dividends (3)	1.39	x	1.03	x (4)
Ratio of EBITDA to combined fixed charges and preferred share dividends (3) (5)	2.06	x	1.60	x (4)
Administrative expense as a percentage of total revenues	3.30%		4.37%

Note:

(1)	Series A Preferred Shares were redeemed on June 13, 2003.

(2)	Total debt includes capital leases, mortgages and construction loans payable, notes payable, senior notes and debentures and, as of December 31, 2002, convertible subordinated debentures.

(3)	Earnings consist of income before gain (loss) on sale of real estate and fixed charges. Fixed charges consist of interest on borrowed funds (including capitalized interest), amortization of debt discount and expense and the portion of rent expense representing an interest factor. Preferred share dividends consist of dividends paid on outstanding Series A preferred shares and Series B preferred shares.

(4)	Includes a $22.3 million restructuring charge incurred in 2002. Excluding this charge the ratio of earnings to fixed charges would have been 1.49x, the ratio of earnings to combined fixed charges and preferred share dividends would have been 1.23x and the ratio of EBITDA to combined fixed charges and preferred share dividends would have been 1.80x.

(5)	See Glossary of Terms for reconciliation of EBITDA to net income.

Federal Realty Investment Trust
Summary of Outstanding Debt
December 31, 2003

	Maturity	Effective Rate			Balance

					(in thousands)
Mortgage Loans
Leesburg Plaza	10/01/08	6.510%			$9,900
164 E Houston Street	10/06/08	7.500%			230
Federal Plaza	06/01/11	6.750%			35,543
Barracks Road	11/01/15	7.950%			44,222
Brick Plaza	11/01/15	7.415%			32,936
Hauppauge	11/01/15	7.950%			16,670
Lawrence Park	11/01/15	7.950%			31,344
Wildwood	11/01/15	7.950%			27,551
Wynnewood	11/01/15	7.950%			31,943
Mount Vernon	04/15/28	5.660%	(a	)	13,086
Tyson’s Station	09/01/11	7.400%			6,753
Mercer Mall	04/01/09	8.375%			4,693

					$254,871

Notes payable
Revolving credit facility	10/08/06	libor + .75%	(b	)	$99,750
Term note with banks	10/08/06	libor + .95%			100,000
Term note with banks	10/08/08	libor + .95%	(c	)	150,000
Note issued in connection with renovation of Perring Plaza	01/31/13	10.00%			2,128
Escondido (Municipal bonds)	10/01/16	3.060%	(d	)	9,400
Other	various	various			45

					$361,323

Notes and Debentures
6.74% Medium Term Notes	03/10/04	6.370%	(e	)	$39,500
6.625% Notes (fixed)	12/01/05	6.625%			40,000
6.99% Medium Term Notes	03/10/06	6.894%	(e	)	40,500
6.125% Notes	11/15/07	6.325%	(f	)	150,000
8.75% Notes	12/01/09	8.750%			175,000
7.48% Debentures	08/15/26	7.480%			50,000
6.82% Medium Term Notes	08/01/27	6.820%			40,000

					$535,000
Capital lease obligations
	Various through 2077		(g	)	$159,486

Total debt and capital lease obligations					$1,310,680

							Average annualized interest rate

	Total fixed rate debt				$951,530	72.60%	7.73%
	Total variable rate debt		(c)	(h)	359,150	27.40%	2.13%

	Total debt				$1,310,680	100.00%	6.20%

(a)	The lender has the option to call the loan after year ten.

(b)	A $300 million three-year revolving credit facility, with a one-year extension option.

(c)	In January, 2004, the Trust purchased an interest rate swap on this note thereby locking in the LIBOR portion of the interest rate at 2.401% thru October 2006. In addition, in January 2004, the Trust issued $75 million of fixed rate Notes and utilized the proceeds to pay down the Revolving Credit facility. Assuming that both these transactions occurred on December 31, 2003 and that the proceeds from the $75 million Notes were used to pay down the revolving credit facility, the Trust's variable rate debt exposure on December 31, 2003 would have been 10.2%

(d)	The bonds bear interest at a variable rate determined weekly to be the interest rate which would enable the bonds to be remarketed at 100% of their principal amount. The weighted average interest rate for the twelve months ended December 31, 2003 was 2.9%.

(e)	The Trust purchased interest rate swaps at issuance, thereby reducing the effective interest on these notes.

(f)	The Trust purchased an interest rate lock to hedge the November 2002 note offering. A loss of $1.5 million associated with this hedge is being amortized into the note offering thereby increasing the effective interest rate on these notes to 6.325%.

(g)	Average annualized interest rate on capital lease obligations as of December 31, 2003, is 9.35% on a basis of minimum rent and 12.31% including performance based participation rent paid by the Trust.

(h)	Average annualized interest rate on variable rate debt as of December 31, 2003.

Federal Realty Investment Trust
Summary of Debt Maturities
December 31, 2003

DEBT MATURITIES

(in thousands)

						Cumulative
	Scheduled				Percent of	Percent of
Year	Amortization	Maturities	Total		Debt Expiring	Debt Expiring

2004	$3,441	$39,500	$42,941		3.3%	3.3%
2005	4,540	40,000	44,540		3.4%	6.7%
2006	5,037	240,250	245,287	(1)	18.7%	25.4%
2007	5,436	150,000	155,436		11.9%	37.3%
2008	5,829	159,541	165,370		12.6%	49.9%
2009	6,163	179,394	185,557		14.2%	64.1%
2010	6,639	—	6,639		0.5%	64.6%
2011	6,670	37,226	43,896		3.3%	67.9%
2012	6,178	—	6,178		0.5%	68.4%
2013	6,672	—	6,672		0.5%	68.9%
Thereafter	162,958	245,206	408,164		31.1%	100.0%

Total	$219,563	$1,091,117	$1,310,680		100.00%

Note:

(1)	Includes $99.75 million drawn on the Trust’s $300 million, three-year revolving credit facility due October 2006, subject to a one-year extension option.

Federal Realty Investment Trust
Summary of Current and Future Redevelopment Opportunities
December 31, 2003

Current Redevelopment Opportunities (1) ($ millions)

			Projected	Projected	Cost to
Property	Location	Opportunity	ROI (2)	Cost (1)	Date

Projects Stabilized in 2003 (3)
Congressional Plaza	Rockville, MD	Addition of 146-unit apartment building and structured parking in existing parking field	10%	$12.8	$12.7
Third Street Promenade	Santa Monica, CA	Retail redevelopment	10%	$10.7	$10.7
Bethesda Row	Bethesda, MD	Grocer expansion, new pad site, GLA expansion and re-tenanting (restaurant)	9%	$5.8	$5.1
Ellisburg Circle	Cherry Hill, NJ	Re-tenanting (new grocer) and associated expansion	19%	$2.3	$2.3
Lawrence Park	Broomall, PA	New pad site (drug store), common area improvements	19%	$1.8	$0.7
Dedham Plaza	Dedham, MA	Tenant re-location (electronics), parking lot and common area improvements	12%	$1.2	$1.2
Finley Square	Downers Grove, IL	Re-tenanting (office supply)	17%	$1.1	$1.1
Governor Plaza	Glen Burnie, MD	New pad sites (furniture and grocer)	15%	$1.1	$1.1
Quince Orchard	Gaithersburg, MD	Pad site re-tenanting (drug store)	37%	$0.5	$0.5

Subtotal: Projects Stabilized in 2003 (3) (4)			11%	$37.3	$35.2

Projects Anticipated to Stabilize in 2004 (3)
Santana Row Phase II	San Jose, CA	Two new pad sites (Best Buy and The Container Store) and additional parking	17%	$26.4	$24.2
Andorra	Philadelphia, PA	Expansion and re-tenanting (new health club)	14%	$4.0	$0.3
Santana Row Phase III	San Jose, CA	Pad site (theater)	10%	$3.8	$1.5
Garden Market	Western Springs, IL	Expansion, re-tenanting (new grocer) and new pad site (existing drug store)	10%	$2.6	$2.5
Brick Plaza	Brick, NJ	Re-tenanting (electronics)	10%	$2.1	$0.1
Bristol Plaza	Bristol, CT	Grocer relocation, canopy and façade renovation	10%	$1.9	$0.4
Old Town center	Los Gatos, CA	Re-tenanting (office) and site improvements	12%	$0.8	$0.8
Bethesda Row	Bethesda, MD	New pad site (fitness equipment)	16%	$0.8	$0.1
Laurel	Laurel, MD	Grocer expansion	21%	$0.4	$0.4
Wildwood	Bethesda, MD	Pad expansion and re-tenanting (bank)	34%	$0.4	$0.1
Lawrence Park	Broomall, PA	Grocer expansion	6%	$0.3	$0.3
Hauppauge Shopping Center	Hauppauge, NY	Pad site re-tenanting (restaurant)	14%	$0.2	$0.1

Subtotal: Projects Anticipated to Stabilize in 2004 (3) (4)			15%	$43.6	$30.7

Total: Projects Anticipated to Stabilize in 2003 and 2004 (3) (4)			13%	$80.9	$65.9

Anticipated Future Redevelopments Stabilizing After 2004 (3) (5)
Bala Cynwyd	Bala Cynwyd, PA
Bethesda Row - Future Phases	Bethesda, MD
Brunswick Shopping Center	North Brunswick, NJ
Greenlawn Plaza	Greenlawn, NY
Houston Street	San Antonio, TX
Leesburg Plaza	Leesburg, VA
Mercer Mall	Mercer County, NJ
Mount Vernon/South Valley	Alexandria, VA
Pan Am	Fairfax, VA
Rockville Town Square	Rockville, MD
Rutgers Plaza	Franklin, NJ
Santana Row - Future Phases	San Jose, CA
The Village at Shirlington	Arlington, VA
Willow Lawn	Richmond, VA

(1)     These current redevelopment opportunities are being pursued by the Trust. There is no guaranty that the Trust will ultimately complete any or all of these opportunities, that the Projected Return on Investment (ROI) or Projected Costs will be the amounts shown or that stabilization will occur as anticipated. The projected ROI and Projected Cost are management’s best estimate based on current information and may change over time.

(2)     Projected ROI reflects only the deal specific cash, unleveraged Incremental Property Operating Income (POI) generated by the redevelopment and is calculated as Incremental POI divided by cost. Incremental POI is the POI generated by the redevelopment after deducting rent previously in place for the redevelopment space or space taken out of service as a result of the redevelopment. Projected ROI does NOT include peripheral impacts, such as the impact on future lease rollovers at the property or the impact on the long-term value of the property.

(3)     Anticipated Stabilization is the year in which 95% occupancy of the redeveloped space is anticipated to be achieved.

(4)     All subtotals and totals reflect cost weighted-average ROIs.

(5)     These future redevelopment opportunities are being explored by the Trust. There is no guaranty that the Trust will ultimately pursue or complete any or all of these opportunities.

Federal Realty Investment Trust
Acquisitions and Dispositions - Year to Date
December 31, 2003

Acquisitions

Date	Property	City / State	GLA	Total Acquisition Cost	Anchor tenant

				(in thousands)
March 21, 2003	South Valley Shopping Center	Alexandria, VA	214,000	$13,900	Home Depot, TJ Maxx
March 31, 2003	Mount Vernon Plaza	Alexandria, VA	257,000	18,200	Shoppers Food Warehouse
October 14, 2003	Mercer Mall	Lawrenceville, NJ	321,000	66,300 (1)	ShopRite, DSW, Bed, Bath & Beyond
October 31, 2003	Plaza del Mercado	Silver Spring, MD	96,000	20,500	Giant Food
December 4, 2003	Mercer Mall Out-Parcel	Lawrenceville, NJ	40,000	6,500	Olive Garden

			928,000	$125,400

Dispositions

Date	Property	City / State	GLA	Net Proceeds

				(in thousands)
June 16, 2003	4929 Bethesda Avenue	Bethesda, MD	6,000	$1,400
July 31, 2003	4925 Bethesda Avenue	Bethesda, MD	3,400	1,000
September 12, 2003	Tanasbourne	Hillsboro, OR	n/a	9,400
September 15, 2003	Coolidge Corner	Brookline, MA	13,101	7,900
September 22, 2003	2106 Central Avenue	North Evanston, IL	7,000	1,700
October 31, 2003	234 Greenwich Avenue	Greenwich, CT	14,700	7,600
December 18, 2003	1253 New Britain Avenue	West Hartford, CT	9,800	3,700
December 18, 2003	27-42 LaSalle Road	West Hartford, CT	9,900	3,300
December 18, 2003	967 Farmington Avenue	West Hartford, CT	9,000	2,000
December 18, 2003	970 Farmington Avenue	West Hartford, CT	35,000	6,100

			107,901	$44,100

(1)   Includes capital lease obligation of approximately $55 million

Federal Realty Investment Trust
Real Estate Status Report
December 31, 2003

									Mortgage	Grocery
			Year	Total	Ownership			%	Capital Lease	Anchor	Grocery	Other Principal
Property Name	Type(1)	MSA Description	Acquired	Investment	Percentage		GLA (2)	Leased	Obligation	GLA (3)	Anchor (3)	Tenants
				(in thousands)					(in thousands)
Mid-Atlantic Region
Washington Metropolitan Area
Bethesda Row	SR	Washington, DC-MD-VA-WV	1993-98	79,501	(4)		434,000	99%	12,576	40,000	Giant Food	Barnes & Noble / Landmark Theater
Congressional Plaza	SC	Washington, DC-MD-VA-WV	1965	66,482 (5)	55.8%		339,000	98%		28,000	Whole Foods	Buy Buy Baby / Container Store / Tower
Courthouse Center	SC	Washington, DC-MD-VA-WV	1997	4,295	(6)		37,000	100%
Falls Plaza	SC	Washington, DC-MD-VA-WV	1967	8,195	100.0%		73,000	100%		51,000	Giant Food
Falls Plaza-East	SC	Washington, DC-MD-VA-WV	1972	3,355	100.0%		71,000	100%				CVS / Staples
Federal Plaza	SC	Washington, DC-MD-VA-WV	1989	61,925	100.0%		247,000	98%	35,543			TJ Maxx / CompUSA / Ross
Friendship Center	SR	Washington, DC-MD-VA-WV	2001	33,309	100.0%		119,000	100%				Borders / Linens 'n Things / Maggiano's
Gaithersburg Square	SC	Washington, DC-MD-VA-WV	1993	23,905	100.0%		215,000	90%				Bed, Bath & Beyond / Borders / Ross
Idylwood Plaza	SC	Washington, DC-MD-VA-WV	1994	14,914	100.0%		73,000	97%		30,000	Whole Foods
Laurel	SC	Washington, DC-MD-VA-WV	1986	45,658	99.9%		384,000	94%		40,000	Giant Food	Marshalls / Toys R Us
Leesburg Plaza	SC	Washington, DC-MD-VA-WV	1998	20,516	(6)		247,000	66%	9,900	55,000	Giant Food	Pier One
Loehmann’s Plaza	SC	Washington, DC-MD-VA-WV	1983	25,394	(6)		242,000	98%				Bally's / Linens 'n Things / Loehmann's
Magruder’s Center	SC	Washington, DC-MD-VA-WV	1997	11,026	(6)		109,000	98%		31,000	Magruders
Mid-Pike Plaza	SC	Washington, DC-MD-VA-WV	1982	17,280	(7)		304,000	100%	10,041			Linens 'n Things / Toys R Us / Bally's / AC Moore
Mount Vernon	SC	Washington, DC-MD-VA-WV	2003	19,790	(7	)(6)	254,000	68%	13,086	54,000	Shoppers Food Warehouse
Old Keene Mill	SC	Washington, DC-MD-VA-WV	1976	5,152	100.0%		92,000	100%		24,000	Whole Foods
Pan Am	SC	Washington, DC-MD-VA-WV	1993	25,078	100.0%		218,000	99%		33,000	Safeway	Micro Center / Michaels
Pentagon Row	SR	Washington, DC-MD-VA-WV	1999	87,538	100.0%		296,000	99%		45,000	Harris Teeter	Bally's / Bed, Bath & Beyond / DSW / Cost Plus
Pike 7	SC	Washington, DC-MD-VA-WV	1997	33,432	100.0%		164,000	97%				Staples / TJ Maxx / Tower
Plaza del Mercado	SC	Washington, DC-MD-VA-WV	2003	20,582	100.0%		96,000	95%		25,000	Giant Food	CVS
Quince Orchard	SC	Washington, DC-MD-VA-WV	1993	19,112	100.0%		252,000	95%		24,000	Magruders	Circuit City / Staples
Rollingwood Apartments	SR	Washington, DC-MD-VA-WV	1971	6,688	100.0%		N/A	95%
Sam’s Park & Shop	SR	Washington, DC-MD-VA-WV	1995	11,786	100.0%		50,000	100%				Petco
South Valley	SC	Washington, DC-MD-VA-WV	2003	14,293	(6)		218,000	85%				Home Depot / TJ Maxx
Tower	SC	Washington, DC-MD-VA-WV	1998	18,455	100.0%		106,000	99%				Virginia Fine Wine / Talbot
Tyson’s Station	SC	Washington, DC-MD-VA-WV	1978	3,351	100.0%		50,000	85%	6,752			Trader Joes
Village of Shirlington	SR	Washington, DC-MD-VA-WV	1995	33,262	100.0%		204,000	96%				Cineplex Odeon
Wildwood	SC	Washington, DC-MD-VA-WV	1969	16,584	100.0%		86,000	99%	27,551	20,000	Sutton Place Gourmet	CVS

				730,858			4,980,000	94%
Mid-Atlantic Region — Other
Governor Plaza	SC	Baltimore, MD	1985	18,640	99.9%		269,000	100%				Bally's / Comp USA / Syms / Office Depot
Perring Plaza	SC	Baltimore, MD	1985	23,989	99.9%		402,000	90%		58,000	Metro Foods	Home Depot / Burlington Coat Factory
Barracks Road	SC	Charlottesville, VA	1985	39,571	100.0%		483,000	99%	44,222	91,000	Harris Teeter / Kroger	Bed, Bath & Beyond / Barnes & Noble / Old Navy
Winter Park	SR	Orlando, FL	1996	6,877	100.0%		28,000	93%
Eastgate	SC	Raleigh-Durham-Chapel Hill, NC	1986	16,536	100.0%		159,000	90%		23,000	Southern Season	Stein Mart
Shops at Willow Lawn	SC	Richmond-Petersburg, VA	1983	60,890	99.9%		488,000	74%		60,000	Kroger	Old Navy / Tower Records

				166,503			1,829,000	89%
		Total Mid-Atlantic Region		897,361			6,809,000	93%
Northeast Region
Philadelphia Metropolitan Area
Andorra	SC	Philadelphia, PA-NJ	1988	19,317	99.9%		259,000	98%		24,000	Acme Markets	Kohl's / Staples
Bala Cynwyd	SC	Philadelphia, PA-NJ	1993	23,999	100.0%		281,000	100%		45,000	Acme Markets	Lord & Taylor
Ellisburg Circle	SC	Philadelphia, PA-NJ	1992	28,029	100.0%		268,000	100%		47,000	Genuardi's	Bed, Bath & Beyond / Ross
Feasterville	SC	Philadelphia, PA-NJ	1980	11,650	100.0%		111,000	100%		53,000	Genuardi's	OfficeMax
Flourtown	SC	Philadelphia, PA-NJ	1980	8,756	100.0%		187,000	54%		42,000	Genuardi's
Langhorne Square	SC	Philadelphia, PA-NJ	1985	17,637	100.0%		216,000	87%		55,000	Redner's Warehouse Mkts.	Marshalls
Lawrence Park	SC	Philadelphia, PA-NJ	1980	25,822	100.0%		345,000	94%	31,344	43,000	Acme Markets	CHI / TJ Maxx / CVS
Northeast	SC	Philadelphia, PA-NJ	1983	21,830	100.0%		292,000	96%				Burlington Coat / Marshalls / Tower Records
Willow Grove	SC	Philadelphia, PA-NJ	1984	26,262	100.0%		215,000	100%				Barnes & Noble / Marshalls / Toys R Us
Wynnewood	SC	Philadelphia, PA-NJ	1996	35,251	100.0%		255,000	99%	31,943	98,000	Genuardi's	Bed, Bath & Beyond / Borders / Old Navy

				218,551			2,429,000	94%
New York / New Jersey
Allwood	SC	Bergen-Passaic, NJ	1988	4,296	(7)		52,000	100%	3,501	25,000	Stop & Shop	Mandee Shop
Clifton	SC	Bergen-Passaic, NJ	1988	4,951	(7)		80,000	93%	3,256	27,000	Acme Markets	Drug Fair / Dollar Express
Blue Star	SC	Middlesex-Somerset-Hunterdon, NJ	1988	39,520	(7)		407,000	97%	26,724	43,000	Shop Rite	Kohl's / Michaels / Toys R Us / Marshalls
Brunswick	SC	Middlesex-Somerset-Hunterdon, NJ	1988	21,334	(7)		303,000	99%	11,125	55,000	A&P
Rutgers	SC	Middlesex-Somerset-Hunterdon, NJ	1988	15,925	(7)		217,000	99%	12,887	44,000	Edwards Super Food	Kmart
Brick Plaza	SC	Monmouth-Ocean, NJ	1989	53,869	100.0%		409,000	96%	32,936	66,000	A&P	Loews Theatre / Barnes & Noble / Sports Authority
Greenlawn Plaza	SC	Nassau-Suffolk, NY	2000	11,040	100.0%		92,000	100%		46,000	Waldbaum's
Hauppauge	SC	Nassau-Suffolk, NY	1998	26,320	100.0%		131,000	100%	16,670	61,000	Shop Rite
Huntington	SC	Nassau-Suffolk, NY	1988	22,433	(7)		279,000	90%	14,297			Buy Buy Baby / Toys R Us / Bed, Bath & Beyond

Federal Realty Investment Trust
Real Estate Status Report
December 31, 2003

								Mortgage or	Grocery
			Year	Total	Ownership		%	Capital Lease	Anchor	Grocery	Other Principal
Property Name	Type(1)	MSA Description	Acquired	Investment	Percentage	GLA (2)	Leased	Obligation	GLA (3)	Anchor (3)	Tenants
				(in thousands)				(in thousands)
Forest Hills	SR	New York, NY	1997	23,969	100.0%	86,000	100%				Midway Theatre /
											Duane Reade / Gap
Fresh Meadows	SC	New York, NY	1997	64,647	100.0%	408,000	92%				Value City / Kohl's /
											Cineplex Odeon
Troy	SC	Newark, NJ	1980	20,512	100.0%	202,000	100%		64,000	Pathmark	A.C.Moore / Comp USA /
											Toys R Us
Hamilton	SC	Trenton, NJ	1988	8,087	(7)	190,000	100%	4,827	53,000	Shop Rite	A.C.Moore /
											Stevens Furniture
Mercer Mall	SC	Trenton, NJ	2003	76,583	(7)	360,000	86%	60,039	(12)	Shop Rite	Bed, Bath & Beyond /
											DSW / TJ Maxx

				393,486		3,216,000	95%
New England
Dedham Plaza	SC	Boston-Worcester-	1993	29,650	100.0%	245,000	97%		80,000	Shaw's Supermarket	Pier One
		Lawrence-Lowell-
		Brockton, MA
Queen Anne Plaza	SC	Boston-Worcester-	1994	14,777	100.0%	149,000	100%		50,000	Victory Supermarket	TJ Maxx
		Lawrence-Lowell
		Brockton, MA
Saugus Plaza	SC	Boston-Worcester-	1996	13,184	100.0%	171,000	100%		55,000	Super Stop & Shop	Kmart
		Lawrence-Lowell
		Brockton, MA
Bristol Plaza	SC	Hartford, CT	1995	22,332	100.0%	280,000	94%		57,000	Super Stop & Shop	TJ Maxx
West Hartford	SR	Hartford, CT	1994- 1996	8,002	100.0%	62,000	69%
Greenwich Avenue	SR	New Haven-	1994- 1996	15,993	100.0%	42,000	100%				Saks Fifth Avenue
		Bridgeport-
		Stamford-Waterbury

				103,939		949,000	95%
Chicago
Crossroads	SC	Chicago, IL	1993	21,812	100.0%	173,000	97%				Comp USA / Golfsmith / Guitar Center
Finley Square	SC	Chicago, IL	1995	28,359	100.0%	313,000	100%				Bed, Bath & Beyond / Sports Authority
Garden Market	SC	Chicago, IL	1994	11,139	100.0%	140,000	99%		63,000	Dominick's	Walgreens
North Lake Commons	SC	Chicago, IL	1998	12,993	100.0%	129,000	93%		77,000	Dominick's
Evanston	SR	Chicago, IL	1995	3,220	100.0%	12,000	100%				Gap

				77,522		767,000	98%
Northeast Region — Other
Gratiot Plaza	SC	Detroit, MI	1973	16,637	100.0%	218,000	86%		69,000	Farmer Jack's	Bed, Bath & Beyond / Best Buy
Lancaster	SC	Lancaster, PA	1980	10,011	(7)	107,000	97%	4,907	39,000	Giant Food

				26,648		325,000	89%
		Total Northeast Region		820,145		7,686,000	95%
West Region
California
Colorado Blvd	SR	Los Angeles-Long	1996- 1998	15,006	(8)	69,000	96%				Pottery Barn / Banana Republic
		Beach, CA
Hermosa Ave	SR	Los Angeles-Long	1997	4,592	90.0%	23,000	100%
		Beach, CA
Hollywood Blvd	SR	Los Angeles-Long	1999	26,136	90.0%	151,000	90%				Hollywood Entertainment Museum
		Beach, CA
Third St Promenade	SR	Los Angeles-Long	1996- 2000	72,266	(9)	209,000	98%				J. Crew / Banana Republic / Old Navy
		Beach, CA
Escondido	SC	San Diego, CA	1996	24,854	70.0%	222,000	95%				Cost Plus / TJ Maxx / Toys R Us
Fifth Ave	SR	San Diego, CA	1996- 1997	12,126	(10)	51,000	95%				Urban Outfitters
150 Post Street	SR	San Francisco, CA	1997	30,025	100.0%	101,000	58%				Brooks Brothers
Kings Court	SC	San Jose, CA	1998	11,409	(6)	79,000	98%		25,000	Lunardi's Super Market	Longs Drug Store
Old Town	SR	San Jose, CA	1997	33,508	100.0%	95,000	96%				Borders / Gap Kids / Banana Republic
Santana Row (Phase I & II)	SR	San Jose, CA	1997	451,304	100.0%	529,000	89%				Crate & Barrel / Container Store / Best Buy /Borders

				681,225		1,529,000	91%
West Region — Other
Mill Avenue	SR	Phoenix-Mesa, AZ	1998	11,068	(11)	40,000	100%				Gordon Biersch
Houston St	SR	San Antonio, TX	1998	60,350	100.0%	170,000	67%	230

				71,417		210,000	73%
		Total West Region		752,642		1,739,000	88%

Total				2,470,149		16,234,000	93%	414,357

Notes:

(1)	SR - Street Retail; SC - Shopping Center

(2)	Excludes redevelopment square footage not yet in service, Santana Row residential, future phases of Santana Row, Rollingwood and Congressional Apartments .

(3)	Grocery anchor is defined as a grocery tenant leasing 15,000 square feet or more.

(4)	Portion of property subject to capital lease obligation.

(5)	Total investment includes dollars associated with the 146 units of the Crest at Congressional.

(6)	Property owned in a “downreit” partnership, of which the Trust is the sole general partner, with third party partners holding operating partnership units.

(7)	Property subject to capital lease obligation.

(8)	Consists of two properties, one at 100% and one at 90%.

(9)	Consists of nine properties, seven at 100% and two at 90%.

(10)	Consists of four properties, three at 100% and one at 90%.

(11)	Consists of two properties, one at 100% and one at 85%.

(12)	GLA for Shop Rite currently under construction.

Federal Realty Investment Trust
Shopping Center / Street Retail Summary
December 31, 2003

Shopping Center Summary
(in thousands, except square footage data)

	For the year ended December 31,
	2003	2002

Rental Income (1)	$231,457	$220,594
Other Property Income	9,070	8,507
Interest Income	916	1,870

Total Revenues	241,443	230,971

Rental Expense	45,322	41,527
Real Estate Tax Expense	25,934	24,056

Total Property Operating Expenses	71,256	65,583

Property Operating Income (2)	$170,187	$165,388

Real Estate Assets, at cost	$1,443,493	$1,287,887
Square Feet (3)	13,464,000	12,555,000

Street Retail Summary
(in thousands, except square footage data)

	For the year ended December 31,
	2003	2002

Rental Income (1)	$103,240	$74,422
Other Property Income	8,730	6,961
Interest Income	4,463	3,286

Total Revenues	116,433	84,669

Rental Expense	38,125	31,463
Real Estate Tax Expense	8,662	6,631

Total Property Operating Expenses	46,787	38,094

Property Operating Income (2)	$69,646	$46,575

Real Estate Assets, at cost	$1,026,656	$1,018,939
Square Feet (3)	2,770,000	2,690,000

Notes:

(1)	Includes rent revenue from residential units amounting to a total of $13.5 million in 2003 and $3.8 million in 2002 related to Santana Row, Rollingwood Apartments and Congressional Apartments.

(2)	All components of property operating income for the period ended December 31, 2002 have been restated for discontinued operations.

(3)	Excludes redevelopment square footage not yet in service. Does not include any future phases of Santana Row nor residential square footage at Santana Row, Rollingwood Apartments or Congressional Apartments.

Federal Realty Investment Trust
Retail Leasing Summary (1) — Comparable Basis
December 31, 2003
New Lease Summary — Comparable (2)

								Straight-
							Cash	lined
							Basis	Basis %
	Number	%of		Contractual	Prior		%	Increase	Weighted		Tenant
	of	Total		Rent (3)	Rent (4)	Annual	Increase	Over	Average	Tenant	Improvements
	Leases	Leases	GLA	Per.	Per	Increase	Over	Prior	Lease	Improvements	Per
Quarter	Signed	Signed	Signed	Sq. Ft.	Sq. Ft.	in Rent	Prior Rent	Rent	Term (5)	(6)	Sq. Ft.
4th Quarter 2003	33	45%	124,333	$23.90	$18.88	$623,990	27%	38%	7.8	$3,700,718	$29.76
3rd Quarter 2003	28	38%	218,307	$14.21	$11.82	$522,865	20%	28%	10.9	$2,596,768	$11.90
2nd Quarter 2003	28	43%	87,912	$25.26	$20.29	$436,197	24%	28%	8.3	$443,910	$5.05
1st Quarter 2003	25	38%	166,415	$16.11	$12.30	$634,063	31%	41%	10.6	$3,245,153	$19.50

Total - 12 months	114	41%	596,967	$18.39	$14.67	$2,217,115	25%	34%	9.5	$9,986,549	$16.73

Renewal Lease Summary — Comparable (2) (7)

								Straight-
							Cash	lined
							Basis	Basis %
	Number	% of		Contractual	Prior		%	Increase	Weighted		Tenant
	of	Total		Rent (3)	Rent (4)	Annual	Increase	Over	Average	Tenant	Improvements
	Renewals	Leases	GLA	Per	Per	Increase	Over	Prior	Lease	Improvements	Per
Quarter	Signed	Signed	Signed	Sq. Ft.	Sq. Ft.	in Rent	Prior Rent	Rent	Term (5)	(6)	Sq. Ft.
4th Quarter 2003	40	55%	124,683	$26.95	$25.59	$169,950	5%	19%	4.8	$47,000	$0.38
3rd Quarter 2003	45	62%	189,521	$21.41	$19.44	$373,441	10%	21%	5.0	$536,173	$2.83
2nd Quarter 2003	37	57%	165,717	$18.83	$17.24	$264,509	9%	23%	7.0	$106,700	$0.64
1st Quarter 2003	41	62%	207,725	$16.54	$15.14	$291,261	9%	24%	5.7	$315,041	$1.52

Total - 12 months	163	59%	687,646	$20.32	$18.72	$1,099,161	9%	22%	5.6	$1,004,914	$1.46

Total Lease Summary — Comparable (2)

								Straight-
							Cash	lined
	Number						Basis	Basis %
	of	% of		Contractual	Prior		%	Increase	Weighted		Tenant
	Leases	Total		Rent (3)	Rent (4)	Annual	Increase	Over	Average	Tenant	Improvements
	& Renewals	Leases	GLA	Per	Per	Increase	Over	Prior	Lease	Improvements	Per
Quarter	Signed	Signed	Signed	Sq. Ft.	Sq. Ft.	in Rent	Prior Rent	Rent	Term (5)	(6)	Sq. Ft.
4th Quarter 2003	73	100%	249,016	$25.43	$22.24	$793,940	14%	27%	6.2	$3,747,718	$15.05
3rd Quarter 2003	73	100%	407,828	$17.56	$15.36	$896,306	14%	24%	7.5	$3,132,941	$7.68
2nd Quarter 2003	65	100%	253,629	$21.06	$18.30	$700,706	15%	25%	7.5	$550,610	$2.17
1st Quarter 2003	66	100%	374,140	$16.35	$13.88	$925,325	18%	31%	7.8	$3,560,194	$9.52

Total - 12 months	277	100%	1,284,613	$19.42	$16.84	$3,316,276	15%	27%	7.3	$10,991,463	$8.56

Notes:

(1) Leases on this report represent retail activity only; office and residential leases are not included.

(2) Comparable leases represent those leases signed on spaces for which there was a former tenant.

(3) Contractual Rent represents contractual Minimum Rent under the new lease for the first 12 months of the term.

(4) Prior Rent represents Minimum Rent and Percentage Rent paid by the prior tenant in the final 12 months of the term.

(5) Weighted average is determined on the basis of square footage.

(6) See Glossary of Terms

(7) Renewal leases represent expiring leases rolling over with the same tenant. All other leases are categorized as new.

Federal Realty Investment Trust
Retail Leasing Summary (1) - Non-Comparable Basis (cash, non-straight-lined basis)
December 31, 2003

New Lease Summary - Non-Comparable (2)

				Contractual	Weighted		Tenant
	Number of	% of Total		Rent (3)	Average	Tenant	Improvements
Quarter	Leases Signed	Leases Signed	GLA Signed	Per Sq. Ft.	Lease Term (4)	Improvements (5)	Per Sq. Ft.

4th Quarter 2003	6	100%	21,867	$36.64	8.9	$84,425	$3.86
3rd Quarter 2003	11	100%	85,426	$24.59	17.3	$50,000	$0.59
2nd Quarter 2003	12	92%	70,475	$15.35	18.3	$1,050,000	$14.90
1st Quarter 2003	10	91%	150,407	$34.48	10.4	$436,775	$2.90

Total - 12 months	39	95%	328,175	$27.94	12.8	$1,621,200	$4.94

Renewal Lease Summary - Non-Comparable (2) (6)

				Contractual	Weighted		Tenant
	Number of	% of Total		Rent (3)	Average	Tenant	Improvements
Quarter	Renewals Signed	Leases Signed	GLA Signed	Per Sq. Ft.	Lease Term (4)	Improvements (5)	Per Sq. Ft.

4th Quarter 2003	0	0%	—	$—	0.0	$—	$—
3rd Quarter 2003	0	0%	—	$—	0.0	$—	$—
2nd Quarter 2003	1	8%	1,604	$12.00	5.0	$—	$—
1st Quarter 2003	1	9%	7,473	$11.58	10.0	$—	$—

Total - 12 months	2	5%	9,077	$11.65	9.1	$—	$—

Total Lease Summary - Non-Comparable (2)

				Contractual	Weighted		Tenant
	Number of Leases	% of Total		Rent (3)	Average	Tenant	Improvements
Quarter	& Renewals Signed	Leases Signed	GLA Signed	Per Sq. Ft.	Lease Term (4)	Improvements (5)	Per Sq. Ft.

4th Quarter 2003	6	100%	21,867	$36.64	8.9	$84,425	$3.86
3rd Quarter 2003	11	100%	85,426	$24.59	17.3	$50,000	$0.59
2nd Quarter 2003	13	100%	72,079	$15.28	18.1	$1,050,000	$14.57
1st Quarter 2003	11	100%	157,880	$33.39	10.4	$436,775	$2.77

Total - 12 months	41	100%	337,252	$27.50	12.7	$1,621,200	$4.81

Notes:

(1)	Leases on this report represent retail activity only; office and residential leases are not included.

(2)	Non-comparable leases represent those leases signed on spaces for which there was no former tenant, or expansion square footage for leases rolling over for which there was no former tenant.

(3)	Contractual Rent represents contractual Minimum Rent under the new lease for the first 12 months of the term.

(4)	Weighted average is determined on the basis of square footage.

(5)	See Glossary of Terms.

(6)	Renewal leases represent expiring leases rolling over with the same tenant. All other leases are categorized as new.

Federal Realty Investment Trust
Lease Expirations
December 31, 2003

Assumes no exercise of lease options

	Anchor Tenants(1)			Small Shop Tenants			Total
Year	Expiring SF (2)	% of Anchor SF	Minimum Rent PSF (3)	Expiring SF (2)	% of Small Shop SF	Minimum Rent PSF (3)	Expiring SF (2)	% of Total SF	Minimum Rent PSF (3)
2004	476,000	6%	$6.29	679,000	10%	$20.25	1,155,000	8%	$14.50
2005	505,000	6%	$12.61	897,000	14%	$22.56	1,402,000	10%	$18.97
2006	505,000	6%	$11.14	845,000	13%	$23.85	1,350,000	9%	$19.10
2007	722,000	9%	$10.44	977,000	15%	$23.29	1,699,000	12%	$17.83
2008	760,000	9%	$12.82	845,000	13%	$22.00	1,605,000	11%	$17.65
2009	833,000	10%	$10.39	566,000	9%	$26.84	1,399,000	10%	$17.04
2010	215,000	3%	$11.67	321,000	5%	$22.42	536,000	4%	$18.11
2011	351,000	4%	$18.44	416,000	6%	$29.19	767,000	5%	$24.27
2012	563,000	7%	$13.18	377,000	6%	$32.75	940,000	6%	$21.03
2013	613,000	8%	$14.52	233,000	4%	$30.73	846,000	6%	$18.98
Thereafter	2,539,000	31%	$13.63	360,000	6%	$30.12	2,899,000	20%	$15.68

Total	8,082,000	100%	$12.48	6,516,000	100%	$24.61	14,598,000	100%	$17.89

Assumes lease options are exercised

	Anchor Tenants(1)			Small Shop Tenants			Total
Year	Expiring SF (2)	% of Anchor SF	Minimum Rent PSF (3)	Expiring SF (2)	% of Small Shop SF	Minimum Rent PSF (3)	Expiring SF (2)	% of Total SF	Minimum Rent PSF (3)
2004	89,000	1%	$—	486,000	7%	$20.51	575,000	4%	$18.37
2005	19,000	0%	$15.58	547,000	8%	$22.97	566,000	4%	$22.73
2006	54,000	1%	$12.28	495,000	8%	$26.07	549,000	4%	$24.72
2007	198,000	2%	$7.34	594,000	9%	$23.15	792,000	5%	$19.20
2008	120,000	1%	$12.74	521,000	8%	$22.81	641,000	4%	$20.92
2009	294,000	4%	$10.37	460,000	7%	$28.00	754,000	5%	$21.12
2010	158,000	2%	$13.27	343,000	5%	$25.12	501,000	3%	$21.38
2011	114,000	1%	$15.01	483,000	7%	$23.30	597,000	4%	$21.72
2012	238,000	3%	$12.97	422,000	6%	$27.08	660,000	5%	$21.99
2013	214,000	3%	$12.40	308,000	5%	$24.62	522,000	4%	$19.61
Thereafter	6,584,000	81%	$12.71	1,857,000	28%	$25.50	8,441,000	58%	$15.55

Total	8,082,000	100%	$12.48	6,516,000	100%	$24.61	14,598,000	100%	$17.89

Notes:

(1)	Anchor is defined as a tenant leasing 15,000 square feet or more.

(2)	Represents occupied square footage as of December 31, 2003.

(3)	Minimum Rent reflects in-place contractual rent as of December 31, 2003.

Federal Realty Investment Trust
Portfolio Leasing Statistics
December 31, 2003

Overall Portfolio Statistics (1)

	At December 31, 2003			At December 31, 2002

Type	Size	Leased	Leased %	Size	Leased	Leased %

Retail Properties:
Including Santana Row Phase I & II (2)	16,234,000	15,120,000	93.1%	15,245,000	14,442,000	94.7%
Excluding Santana Row (2)	15,705,000	14,654,000	93.3%	14,801,000	14,128,000	95.5%
Residential Properties:
Rollingwood Apartments (# of units)	282	269	95.4%	282	275	97.5%
Santana Row Apartments (# of units)	255	248	97.3%	N/A	N/A	N/A
Crest at Congressional Apartments (# of units)	146	136	93.2%	N/A	N/A	N/A

Same Center Statistics (1)

	At December 31, 2003			At December 31, 2002

Type	Size	Leased	Leased %	Size	Leased	Leased %

Retail Properties:
Including properties under redevelopment (leasable square feet)	14,667,000	13,831,000	94.3%	14,670,000	14,002,000	95.4%
Excluding properties under redevelopment (leasable square feet)	12,752,000	12,241,000	96.0%	12,724,000	12,265,000	96.4%
Residential Properties:
Rollingwood Apartments (# of units)	282	269	95.4%	282	275	97.5%

Notes:

(1)	See Glossary of Terms

(2)	Leasable square feet; excludes redevelopment square footage not yet placed in service.

Federal Realty Investment Trust
Summary of Top 25 Tenants
December 31, 2003

				Percentage of				Number of
				Total Annualized			Percentage of	Stores
Rank	Tenant Name	Annualized Base Rent		Base Rent	Tenant GLA		Total GLA	Leased

1	Gap, Inc., The	$6,185,000		2.30%	210,000		1.29%	11
2	Ahold USA, Inc.	$6,157,000		2.29%	527,000		3.25%	11
3	Safeway, Inc.	$5,889,000		2.19%	434,000		2.67%	7
4	Bed, Bath & Beyond, Inc.	$5,619,000		2.09%	397,000		2.45%	9
5	Barnes & Noble, Inc.	$3,766,000		1.40%	168,000		1.03%	18
6	CVS Corporation	$3,742,000		1.39%	173,000		1.07%	14
7	TJX Companies, The	$3,638,000		1.35%	369,000		2.27%	11
8	Best Buy Stores, L.P.	$3,550,000		1.32%	103,000		0.63%	4
9	Toys R Us, Inc.	$3,246,000		1.21%	347,000		2.14%	11
10	Borders Group, Inc.	$2,780,000		1.03%	135,000		0.83%	5
11	OPNET Technologies, Inc.	$2,406,000		0.89%	60,000		0.37%	1
12	Great Atlantic &Pacific Tea Co	$2,380,000		0.89%	239,000		1.47%	4
13	Dollar Tree Stores, Inc.	$2,305,000		0.86%	177,000		1.09%	17
14	MTS, Inc.	$2,273,000		0.85%	91,000		0.56%	5
15	Home Depot, Inc.	$2,207,000		0.82%	218,000		1.34%	3
16	Container Store, Inc., The	$2,137,000		0.79%	52,000		0.32%	2
17	Michaels Stores, Inc.	$1,992,000		0.74%	184,000		1.13%	6
18	Wakefern Food Corporation	$1,991,000		0.74%	157,000		0.97%	3
19	Bally’s Health & Tennis	$1,976,000		0.73%	156,000		0.96%	5
20	Retail Ventures, Inc.	$1,969,000		0.73%	86,000		0.53%	3
21	Dress Barn, Inc.	$1,969,000		0.73%	93,000		0.57%	13
22	CompUSA, Inc.	$1,921,000		0.71%	108,000		0.67%	4
23	Kohl’s Corporation	$1,905,000		0.71%	356,000		2.19%	3
24	Staples, Inc.	$1,731,000		0.64%	91,000		0.56%	5
25	Viacom International, Inc.	$1,689,000		0.63%	72,000		0.44%	13
	Totals - Top 25 Tenants	$75,423,000		28.05%	5,003,000		30.82%	188

	Total Annualized Base Rent:	$268,878,000	(2)
	Total Portfolio Square Footage:				16,234,000	(1)

Note:

(1)	Excludes redevelopment square footage not yet placed in service.

(2)	Reflects annual in-place contractual rent as of December 31, 2003.

Federal Realty Investment Trust
Reconciliation of Non-GAAP Disclosures
December 31, 2003

Reconciliation of 2004 EPS Guidance to 2004 FFO Guidance ($ millions except per share amounts)

	Forecast			Per Share

Net Income Available to Common Shareholders	$58	to	$60	$1.15	to	$1.19
Depreciation and Amortization of Real Estate Assets	81		81	1.61		1.61
Income Attributable to Operating Partnership Units	1		1	0.02		0.02

Funds from Operations	$140	to	$142	$2.78	to	$2.82

Weighted Average Shares (diluted)	50.5

Glossary of Terms

EBITDA: EBITDA is a non-GAAP measure that means net income or loss plus interest expense, income taxes, depreciation and amortization; adjusted for gain or loss on sale of assets, impairment provisions, provision for loss on equity securities and other nonrecurring expenses. EBITDA is presented because it provides useful information regarding our ability to service debt, EBITDA should not be considered an alternative measure of operating results or cash flow from operations as determined in accordance with GAAP. The reconciliation of EBITDA, adjusted for discontinued operations, to net income for the twelve months ended December 31, 2003 and 2002 is as follows:

	For the Twelve Months Ended
	December 31,

	(in thousands)
	2003	2002

Net income (loss)	$94,497	$55,287
Depreciation and amortization	75,089	63,777
Interest	75,232	65,058
(Gain) on sale of real estate net of loss on abandoned developments held for sale	(20,053)	(9,454)

EBITDA	$224,765	$174,668

Funds From Operations (FFO): FFO is a supplemental measure of real estate companies’ operating performances. The National Association of Real Estate Investment Trusts (“NAREIT”) defines FFO as follows: income available for common shareholders before depreciation and amortization of real estate assets and before extraordinary items less gains and losses on sale of real estate. NAREIT developed FFO as a relative measure of performance and liquidity of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. However, FFO does not represent cash flows from operating activities in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events in the determination of net income); should not be considered an alternative to net income as an indication of our performance; and is not necessarily indicative of cash flow as a measure of liquidity or ability to pay dividends. We consider FFO a meaningful, additional measure of operating performance because it primarily excludes the assumption that the value of the real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. Comparison of our presentation of FFO to similarly titled measures for other REITs may not necessarily be meaningful due to possible differences in the application of the NAREIT definition used by such REITs.

Property Operating Income: Gross revenues, including interest income, less rental expenses and real estate taxes.

Overall Portfolio: Includes all operating properties owned in reporting period.

Same Center: Excludes centers purchased or sold.

Tenant improvements: Represents the total dollars committed for the improvement (fit-out) of a space as it relates to a specific lease. The amounts shown represent not only the estimated cost to fit-out the tenant space, but may also include base building costs (i.e. expansion, escalators or new entrances) which are required to make the space leasable.